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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) and related Prospectus pertaining to the UST Inc. 2001 Stock Option Plan of our report dated February 7, 2001, with respect to the consolidated financial statements of UST Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                                                  ERNST & YOUNG LLP

Stamford, Connecticut
May 11, 2001

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